SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 25, 1994
                                                  -------------------------

                            Park Communications, Inc.
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              (Exact name of registrant as specified in its charter)




       Delaware                     0-12743                  16-0986694
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      (State or other         (Commission File Number)        (IRS Employer
      jurisdiction                                            Identification
      of incorporation)                                       No.)



                         Terrace Hill, Ithaca, N.Y. 14850
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                    (Address of principal executive offices)


         Registrant's telephone number, including area code: (607) 272-9020
                                                           --------------------

                                        N/A
               -------------------------------------------------------------
               (Former name or former address, if changed since last report)



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Item 5.  Other Events.

       On March 25, 1994, at a Special Meeting of the Registrant's Board of Directors, the Board voted to seek the sale of the Registrant. This action followed the announcement by Dorothy D. Park, in her capacity as Personal Representative of the Estate of Roy H. Park (the "Estate"), of the Estate's decision to sell the Estate-held shares of the Registrant, current amounting to approximately 89.65% of the Registrant's outstanding common stock.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PARK COMMUNICATIONS, INC.


  Date:  March 29, 1994                 /s/ Dorothy D. Park
        --------------------           --------------------------------------
                                         Dorothy D. Park
                                         Chairman of the Board


  Date:  March 29, 1994                  /s/ Wright M. Thomas
        --------------------           --------------------------------------
                                         Wright M. Thomas
                                         President, Chief Operating Officer,
                                         Treasurer, Assistant Secretary and
                                         Director (Principal Financial Officer)



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